UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-03883

DWS Communications Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

JUNE 30, 2007

Semiannual Report
to Shareholders

DWS Communications Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.53%, 2.69%, 2.43% and 1.14% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and the 1-year, 3-year and 5-year for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the DWS Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/07
DWS Communications Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	16.21%	34.57%	22.53%	20.13%	7.94%
Class B	15.78%	33.58%	21.61%	19.08%	7.06%
Class C	15.77%	33.55%	21.62%	19.07%	7.07%
S&P 500® Index+	6.96%	20.59%	11.68%	10.71%	7.13%
DWS Communications Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	16.37%	34.90%	22.85%	20.47%	4.93%
S&P 500 Index+	6.96%	20.59%	11.68%	10.71%	5.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.
Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/07	$ 27.17	$ 25.02	$ 25.04	$ 27.79
12/31/06	$ 23.38	$ 21.61	$ 21.63	$ 23.88
Class A Lipper Rankings — Telecommunication Funds Category as of 6/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	26	of	38	67
3-Year	10	of	34	29
5-Year	17	of	34	49
10-Year	3	of	7	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Communications Fund — Class A [] S&P 500 Index+

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/07
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,683	$17,338	$23,580	$20,238
	Average annual total return	26.83%	20.13%	18.72%	7.30%
Class B	Growth of $10,000	$13,058	$17,787	$23,843	$19,786
	Average annual total return	30.58%	21.16%	18.98%	7.06%
Class C	Growth of $10,000	$13,355	$17,989	$23,939	$19,805
	Average annual total return	33.55%	21.62%	19.07%	7.07%
S&P 500 Index+	Growth of $10,000	$12,059	$13,928	$16,631	$19,907
	Average annual total return	20.59%	11.68%	10.71%	7.13%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Communications Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended June 30
Comparative Results as of 6/30/07
DWS Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,349,000	$1,853,900	$2,537,900	$1,547,400
	Average annual total return	34.90%	22.85%	20.47%	4.93%
S&P 500 Index+	Growth of $1,000,000	$1,205,900	$1,392,800	$1,663,100	$1,591,500
	Average annual total return	20.59%	11.68%	10.71%	5.25%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2007 to June 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,162.10	$ 1,157.80	$ 1,157.70	$ 1,163.70
Expenses Paid per $1,000*	$ 7.72	$ 11.72	$ 11.72	$ 6.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,017.65	$ 1,013.93	$ 1,013.93	$ 1,019.14
Expenses Paid per $1,000*	$ 7.20	$ 10.94	$ 10.94	$ 5.71
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Communications Fund	1.44%	2.19%	2.19%	1.14%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Portfolio Managers Bruce E. Behrens and Patrick O'Brien, both of Alex. Brown Investment Management (ABIM), discuss the market environment, fund performance and their strategy in managing DWS Communications Fund during the six-month period ended June 30, 2007.

Q: How did the fund perform during the past six months?

A: Communications-related shares built on their strong performance of 2006 by delivering a strong absolute return and outperforming the broader market during the first half of 2007. The fund's Class A shares returned 16.21% during the semiannual period. In comparison, the six-month return of the fund's benchmark — the Standard & Poor's 500® (S&P 500) Index — was 6.96%.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

This strong showing has helped the fund continue to improve its longer-term results relative to its peer group, the Lipper Telecommunications Funds category.2 The average annualized return of its Class A shares over the past three years is 22.53% (unadjusted for sales charges), which compares favorably with the 19.16% average for the funds in its peer group during the same interval. Notably, the fund has also outpaced the return of the S&P 500 Index over the three-, five- and 10-year intervals. We believe it is important to point out that the fund's ten-year outperformance has been achieved over the full cycle of boom, bust, and recovery that has taken place in telecom over the past decade.

2 The Lipper Telecommunications Funds category consists of funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture, or sale of telecommunications services or equipment. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

As always, it should be noted that we seek strong absolute returns by establishing longer-term holdings in stocks we deem undervalued, meaning we do not manage the fund with the specific goal of outperforming a particular benchmark. Still, we believe the fund's long-term performance results illustrate the potential value in a long-term, buy-and-hold approach.

Q: Which fund holdings contributed most to performance?

A: The top contributor to performance was America Movil SAB de CV, which provides wireless service in South and Central America. Cellular penetration in these regions is far below that of the developed world, but it is catching up rapidly as cell phones become inexpensive enough to become affordable even for people in the lowest economic strata. As the largest provider in the region, America Movil has been well positioned to take advantage of this trend. The result has been exceptional earnings growth, which has allowed its stock to remain reasonably valued even as it has climbed steadily since our initial purchase in February 2001. Also making a substantial contribution to fund performance was NII Holdings, Inc. The company operates in the same markets as America Movil, but it provides postpaid (rather than prepaid) plans and has a larger focus on the rapidly growing market for business customers.

The second-best performer for the fund was the yellow pages company R.H. Donnelley Corp. The stock underperformed in 2006, when many investors grew concerned about the company's high debt load. More recently, however, it has become apparent that its huge free cash flow will allow it to either reduce its debt or buy back stock. In either case, the value accrues to shareholders. The result has been a gain in the stock from its December 31, 2006 close of $62.73 to $75.78 at the end of June 2007.

Cbeyond, Inc., a small-cap stock that we purchased in the spring of 2006 at an average cost of about $18, closed the semiannual period at $38.51. The company provides Internet-based telecommunications services to smaller companies with 5-25 employees. This market segment is too small to be efficiently served by the large, highly paid salespeople of the local carriers, meaning that Cbeyond has a very strong competitive position. Given that the company has achieved profitability in the cities where it has been operating for at least two to three years, we find it notable that in the cities into which it has expanded more recently, its early growth trends were similar to those that occurred in its original markets. Believing Cbeyond has an open field for further expansion, we continue to hold it in the portfolio.

Q: What holdings detracted from performance?

A: The leading individual detractor was Yell Group PLC, another yellow pages publisher. In recent years, the company had generated fast growth by taking market share away from R.H. Donnelley in the latter's key markets. However, R.H. Donnelly changed the geographic coverage of its books in order to better correspond to changing demographics, and this has enabled it to stop Yell Group's growth in its tracks. We continue to hold Yell Group in the portfolio on the basis of its attractive valuation, but its changing growth outlook has made its investment story less compelling.

The other notable detractors were two non-communications stocks, the First Marblehead Corp. and Freddie Mac.* Each stock declined due to company-specific issues: in the case of First Marblehead, concerns that it would lose its two largest customers, and for Freddie Mac, its inability to provide timely financial reports. We believe investors have exaggerated the importance of these issues, and we see both stocks as being undervalued. To review, we hold a portion of the fund in non-communications companies as a "safety valve" in the event we cannot find enough reasonably valued investments in the communications sector. During the bubble era, this weighting rose as high as 20% of portfolio assets. Since then, we have reduced the weighting as opportunities in telecom have become more plentiful, and we are currently using it as a source of cash to fund redemptions. As of June 30, 2007, this weighting stood at 3.5% of assets. (Weightings are subject to change.)

* As of June 30, 2007, the position was sold.

Q: What are some other notable elements of the fund's positioning?

A: As we have stated in past shareholder reports, we are believers of Bill Gates' statement "Anything that can go wireless, will go wireless." With that as the backdrop, we continue to avoid the regional bell operating companies, or RBOCs. While it appears some of these companies are making progress in rolling out broadband services, we believe the fixed-line business model is in the process of a steady, longer-term deterioration. The result is that nearly 60% of the fund is invested in wireless and wireless-related companies. Included in this calculation are tower companies such as American Tower Corp. and Crown Castle International Corp., both of which made modest gains during the semiannual period. In addition, we recently added Clearwire Corp., a wireless broadband provider whose shares jumped in mid-June on news of an agreement to offer its high-speed Internet service through the satellite providers DirecTV and Echostar.

We also continue to find some of the most attractive opportunities in fast-growing overseas wireless companies. In addition to those already mentioned, the fund owns Chunghwa Telecom Co., Ltd., Taiwan's largest telecommunications services provider; Atlantic-Tele Network, Inc., whose main growth driver is long-distance traffic from citizens of Guyana to their friends and family in the United States; and two India-based telecoms we purchased in autumn of 2006, Bharti Airtel and Reliance Communications. We believe the increasing accessibility of wireless service for developing-country populations has created an exciting growth opportunity for these companies.

Q: Do you have any final thoughts for investors?

A: On the whole, the stocks in the fund have performed very well during the past 18 months both on an absolute basis and relative to the S&P 500. Despite this rally, we do not believe the fund's holdings have become overvalued. Rising stock prices, in our view, have reflected the economic progress made by the companies held in the fund. The result is that while the portfolio's holdings are not as cheap as they were two years ago, they are by no means expensive. We believe this will hold the fund in good stead even if the rally in the broader market loses steam in the second half of the year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	93%	99%
Cash Equivalents	4%	—
Warrants	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Wireless Services	60%	45%
Specialty Services	23%	25%
Software & Applications	5%	6%
Financials	4%	10%
Communications Equipment	3%	3%
Media	2%	6%
National Carriers	2%	3%
International Network Operations	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2007 (66.3% of Net Assets)
1. America Movil SAB de CV Provider of wireless communications services	10.6%
2. R.H. Donnelley Corp. Marketer of yellow pages	9.8%
3. American Tower Corp. Operator and developer of wireless communications and broadcast towers	8.8%
4. NII Holdings, Inc. Provides mobile communications for business customers in Latin America	8.3%
5. Clearwire Corp. Provides wireless broadband services	6.3%
6. Cbeyond, Inc. Offers telecommunications services to small businesses	6.0%
7. SBA Communications Corp. Owns and operates wireless communications infrastructure	4.7%
8. Crown Castle International Corp. Engineers, deploys, owns and operates shared wireless infrastructure	4.3%
9. Millicom International Cellular SA Develops and operates cellular telephone systems worldwide	3.9%
10. Sprint Nextel Corp. Provider of telecommunication services	3.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 92.7%
Communications Equipment 3.1%
ADTRAN, Inc.	460,000	11,946,200
Financials 3.5%
Leucadia National Corp. (a)	309,300	10,902,825
The First Marblehead Corp.	75,000	2,898,000
		13,800,825
International Network Operations 0.4%
Chunghwa Telecom Co., Ltd. (ADR)	87,515	1,650,533
Media 2.1%
Cox Radio, Inc. "A"* (a)	175,931	2,505,258
Liberty Global, Inc. "A"*	16,949	695,587
Liberty Global, Inc. "C"*	17,444	685,549
Liberty Media Corp. — Capital "A"*	15,947	1,876,643
Liberty Media Corp. — Interactive "A"*	84,739	1,892,222
Triple Crown Media, Inc.*	70,370	655,848
		8,311,107
National Carriers 1.5%
Atlantic Tele-Network, Inc. (a)	201,825	5,780,268
Software & Applications 4.6%
IHS, Inc. "A"* (a)	100,000	4,600,000
Liquidity Services, Inc.* (a)	481,000	9,033,180
NeuStar, Inc. "A"*	150,000	4,345,500
		17,978,680
Specialty Services 21.4%
Cbeyond, Inc.* (a)	610,000	23,491,100
Idearc, Inc. (a)	158,200	5,589,206
PagesJaunes SA	128,572	2,704,880
R.H. Donnelley Corp.* (a)	506,012	38,345,590
Yell Group PLC	1,436,000	13,247,255
		83,378,031
Wireless Services 56.1%
America Movil SAB de CV "L" (ADR)	669,000	41,431,170
American Tower Corp. "A"*	814,500	34,209,000
Clearwire Corp. "A"* (a)	1,002,500	24,491,075
Crown Castle International Corp.* (a)	468,300	16,985,241
Leap Wireless International, Inc.*	100,000	8,450,000
Millicom International Cellular SA* (a)	165,000	15,120,600
NII Holdings, Inc.*	400,000	32,296,000
SBA Communications Corp. "A"*	548,145	18,412,190
Sprint Nextel Corp.	673,876	13,955,972
Tim Participacoes SA (ADR) (Preferred) (a)	398,100	13,722,507
		219,073,755
Total Common Stocks (Cost $194,647,425)		361,919,399

Warrants 3.1%
Bharti Airtel Ltd., Expiration 10/31/2011*	197,100	4,048,237
Reliance Communications Ltd., Expiration 10/31/2011*	624,500	7,939,893
Total Warrants (Cost $10,151,282)		11,988,130

Securities Lending Collateral 30.6%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $119,228,347)	119,228,347	119,228,347

Cash Equivalents 4.4%
Cash Management QP Trust, 5.34% (b) (Cost $17,233,956)	17,233,956	17,233,956
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $341,261,010)+	130.8	510,369,832
Other Assets and Liabilities, Net	(30.8)	(120,126,467)
Net Assets	100.0	390,243,365
* Non-income producing security.
+ The cost for federal income tax purposes was $341,261,010. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $169,108,822. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $173,296,972 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,188,150.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $118,607,388 which is 30.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $204,798,707) — including $118,607,388 of securities loaned	$ 373,907,529
Investment in Daily Assets Fund Institutional (cost $119,228,347)*	119,228,347
Investment in Cash Management QP Trust (cost $17,233,956)	17,233,956
Total investments in securities, at value (cost $341,261,010)	510,369,832
Foreign currency, at value (cost $160,592)	159,868
Dividends receivable	751,026
Interest receivable	115,768
Receivable for Fund shares sold	304,457
Foreign taxes recoverable	6,178
Other assets	61,212
Total assets	511,768,341
Liabilities
Payable for investments purchased	1,270,450
Payable for Fund shares redeemed	327,071
Payable upon return of securities loaned	119,228,347
Accrued management fee	281,764
Other accrued expenses and payables	417,344
Total liabilities	121,524,976
Net assets, at value	$ 390,243,365
Net Assets
Net assets consist of: Accumulated net investment loss	(980,232)
Net unrealized appreciation (depreciation) on: Investments	169,108,822
Foreign currency related transactions	1,183
Accumulated net realized gain (loss)	(450,964,018)
Paid-in capital	673,077,610
Net assets, at value	$ 390,243,365
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($363,673,208 ÷ 13,384,277 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 27.17
Maximum offering price per share (100 ÷ 94.25 of $27.17)	$ 28.83

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,113,803 ÷ 284,284 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)
$ 25.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,453,463 ÷ 577,266 shares of capital stock outstanding, $.01 par value, 15,000,000 shares authorized)
$ 25.04
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,002,891 ÷ 180,038 shares of capital stock outstanding, $.01 par value, 15,000,000 shares authorized)	$ 27.79
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $28,299)	$ 1,382,017
Interest — Cash Management QP Trust	121,791
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	160,456
Interest	341
Total Income	1,664,605
Expenses: Management fee	1,597,671
Services to shareholders	385,130
Administration fee	178,014
Custodian fee	7,428
Distribution service fees	497,716
Auditing	37,422
Legal	15,841
Directors' fees and expenses	8,018
Reports to shareholders and shareholder meeting	70,008
Registration fees	14,748
Other	13,808
Total expenses before expense reductions	2,825,804
Expense reductions	(188,353)
Total expenses after expense reductions	2,637,451
Net investment income (loss)	(972,846)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	22,004,561
Foreign currency related transactions	(2,058)
22,002,503
Net unrealized appreciation (depreciation) during the period on: Investments	32,444,595
Foreign currency related transactions	1,495
32,446,090
Net gain (loss) on investment transactions	54,448,593
Net increase (decrease) in net assets resulting from operations	$ 53,475,747

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ (972,846)	$ (654,741)
Net realized gain (loss) on investment transactions	22,002,503	39,370,465
Net unrealized appreciation (depreciation) on investment transactions during the period	32,446,090	27,826,295
Net increase (decrease) in net assets resulting from operations	53,475,747	66,542,019
Fund share transactions: Proceeds from shares sold	33,955,451	64,989,726
Cost of shares redeemed	(53,486,613)	(112,609,127)
Redemption fees	22,171	9,754
Net increase (decrease) in net assets from Fund share transactions	(19,508,991)	(47,609,647)
Increase (decrease) in net assets	33,966,756	18,932,372
Net assets at beginning of period	356,276,609	337,344,237
Net assets at end of period (including accumulated net investment loss of $980,232 and $7,386, respectively)	$ 390,243,365	$ 356,276,609

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.38	$ 19.30	$ 16.79	$ 13.85	$ 11.27	$ 18.57
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.03)	(.03)	(.08)	.01	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.85	4.11	2.54	3.02	2.57	(7.27)
Total from investment operations	3.79	4.08	2.51	2.94	2.58	(7.30)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 27.17	$ 23.38	$ 19.30	$ 16.79	$ 13.85	$ 11.27
Total Return (%)[c,d]	16.21**	21.14	14.95	21.23	22.89	(39.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	364	329	295	284	286	302
Ratio of expenses before expense reductions (%)	1.53*	1.63	1.58	1.69	1.49	1.77
Ratio of expenses after expense reductions (%)	1.44*	1.49	1.43	1.54	1.34	1.62
Ratio of net investment income (loss) (%)	(.51)*	(.13)	(.18)	(.55)	.13	(.20)
Portfolio turnover rate (%)	13**	27	21	34	62	43
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 21.61	$ 17.96	$ 15.75	$ 13.09	$ 10.80	$ 17.94
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.15)	(.13)	(.17)	(.07)	(.11)
Net realized and unrealized gain (loss) on investment transactions	3.54	3.80	2.34	2.83	2.36	(7.03)
Total from investment operations	3.41	3.65	2.21	2.66	2.29	(7.14)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 25.02	$ 21.61	$ 17.96	$ 15.75	$ 13.09	$ 10.80
Total Return (%)[c,d]	15.78**	20.32	14.03	20.32	21.20	(39.80)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	27	66	83	87
Ratio of expenses before expense reductions (%)	2.70*	2.47	2.33	2.44	2.24	2.52
Ratio of expenses after expense reductions (%)	2.19*	2.24	2.18	2.29	2.09	2.37
Ratio of net investment income (loss) (%)	(1.26)*	(.88)	(.93)	(1.30)	(.62)	(.95)
Portfolio turnover rate (%)	13**	27	21	34	62	43
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 21.63	$ 17.98	$ 15.77	$ 13.10	$ 10.81	$ 17.96
Income (loss) from investment operations: Net investment income (loss)[b]	(.13)	(.15)	(.14)	(.17)	(.06)	(.12)
Net realized and unrealized gain (loss) on investment transactions	3.54	3.80	2.35	2.84	2.35	(7.03)
Total from investment operations	3.41	3.65	2.21	2.67	2.29	(7.15)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 25.04	$ 21.63	$ 17.98	$ 15.77	$ 13.10	$ 10.81
Total Return (%)[c,d]	15.77**	20.30	14.01	20.38	21.18	(39.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	13	13	15	15	16
Ratio of expenses before expense reductions (%)	2.42*	2.43	2.33	2.44	2.24	2.52
Ratio of expenses after expense reductions (%)	2.19*	2.24	2.18	2.29	2.09	2.37
Ratio of net investment income (loss) (%)	(1.26)*	(.88)	(.93)	(1.30)	(.62)	(.95)
Portfolio turnover rate (%)	13**	27	21	34	62	43
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.88	$ 19.66	$ 17.06	$ 14.03	$ 11.37	$ 18.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	.02	.01	(.05)	.04	.00***
Net realized and unrealized gain (loss) on investment transactions	3.94	4.20	2.59	3.08	2.62	(7.32)
Total from investment operations	3.91	4.22	2.60	3.03	2.66	(7.32)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 27.79	$ 23.88	$ 19.66	$ 17.06	$ 14.03	$ 11.37
Total Return (%)	16.37**	21.46[c]	15.24[c]	21.60[c]	23.39[c]	(39.17)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	2	2	2	2
Ratio of expenses before expense reductions (%)	1.14*	1.33	1.33	1.44	1.30	1.52
Ratio of expenses after expense reductions (%)	1.14*	1.24	1.18	1.30	1.15	1.37
Ratio of net investment income (loss) (%)	(.21)*	.12	.07	(.31)	.32	.05
Portfolio turnover rate (%)	13**	27	21	34	62	43
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $472,972,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($110,380,000), December 31, 2010 ($345,000,000), December 31, 2011 ($3,432,000), December 31, 2012 ($9,289,000) and December 31, 2013 ($4,871,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from January 1, 2007 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $47,842,398 and $81,497,866, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, is the Advisor of the Fund. Prior to April 1, 2007, Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, was the Advisor for the Fund. Effective April 1, 2007, ICCC merged with DIMA. The Board of the Fund approved a new Investment Management Agreement between the Fund and DIMA. The new Investment Management Agreement is identical in substance to the previous Investment Management Agreement for the Fund, except for the named investment advisor. Pursuant to a written contract with the Advisor, Alex. Brown Investment Management, LLC ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund. The Advisor compensates ABIM out of the management fee it receives from the Fund.

Management Agreement. Under the Investment Management Agreement with DIMA, the Advisor directs the investments of the Fund. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Fund pays an annual fee based on its average daily net assets which is calculated daily and payable monthly at the following annual rates:

First $100 million of the Fund's average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

Accordingly, for the six months ended June 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.90% of the Fund's average daily net assets.

For the period from January 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.72%
Class B	2.47%
Class C	2.47%
Institutional Class	1.47%

Effective October 1, 2007 through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of 2.50% for Class B.

In addition, for the period from January 1, 2007 through September 30, 2007, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.43%
Class B	2.18%
Class C	2.18%
Institutional Class	1.18%

Administration Fee. Pursuant to the Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2007, the Advisor received an Administration Fee of $178,014, of which $31,601 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended June 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2007
Class A	$ 251,616	$ 151,443	$ 52,671
Class B	20,244	20,244	—
Class C	18,609	16,287	2,906
Institutional Class	354	—	354
	$ 290,823	$ 187,974	$ 55,931

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares of the Fund. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2007
Class B	$ 29,915	$ 5,177
Class C	51,128	8,845
	$ 81,043	$ 14,022

In addition, DWS-SDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2007	Annualized Effective Rate
Class A	$ 390,684	$ —	$ 74,767.24%
Class B	9,715	361	3,702.24%
Class C	16,274	—	2,772.24%
	$ 416,673	$ 361	$ 81,241

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2007 aggregated $11,957.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2007, the CDSC for Class B and C shares aggregated $6,371 and $455, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2007, DWS-SDI received $54 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $20,710, of which $9,546 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2007, the Fund's custodian fees were reduced by $18 for custodian credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,203,091	$ 31,435,507	2,847,966	$ 59,305,626
Class B	37,744	872,024	64,318	1,251,806
Class C	57,561	1,351,878	108,996	2,075,656
Institutional Class	11,891	296,042	113,485	2,356,638
		$ 33,955,451		$ 64,989,726
Shares redeemed
Class A	(1,895,435)	$ (46,595,200)	(4,072,702)	$ (86,013,145)
Class B	(201,197)	(4,571,003)	(1,120,118)	(21,502,262)
Class C	(101,505)	(2,305,249)	(219,877)	(4,242,291)
Institutional Class	(585)	(15,161)	(41,162)	(851,429)
		$ (53,486,613)		$ (112,609,127)
Redemption fees		$ 22,171		$ 9,754
Net increase (decrease)
Class A	(692,344)	$ (15,141,034)	(1,224,736)	$ (26,700,360)
Class B	(163,453)	(3,695,476)	(1,055,800)	(20,249,187)
Class C	(43,944)	(953,362)	(110,881)	(2,165,309)
Institutional Class	11,306	280,881	72,323	1,505,209
		$ (19,508,991)		$ (47,609,647)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairperson of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	23339G 108	23339G 207	23339G 306	23339G 405
Fund Number	432	632	732	532

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007